THE DLB FUND GROUP

                              DLB FIXED INCOME FUND
                               DLB HIGH YIELD FUND
                                 DLB VALUE FUND
                              DLB CORE GROWTH FUND
                       DLB ENHANCED INDEX CORE EQUITY FUND
                         DLB ENHANCED INDEX GROWTH FUND
                          DLB ENHANCED INDEX VALUE FUND
                               DLB TECHNOLOGY FUND
                      DLB SMALL COMPANY OPPORTUNITIES FUND
                       DLB SMALL CAPITALIZATION VALUE FUND
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2001

                         As supplemented March 20, 2001


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of The DLB Fund Group dated March 1, 2001, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall mean The DLB Fund Group's prospectus relating to the DLB Fixed Income Fund, the DLB High Yield Fund, the DLB Value Fund, the DLB Core Growth Fund, the DLB Enhanced Index Core Equity Fund, the DLB Enhanced Index Growth Fund, the DLB Enhanced Index Value Fund, the DLB Technology Fund, the DLB Small Company Opportunities Fund, the DLB Small Capitalization Value Fund, the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund (collectively, the "Funds").

         The DLB Fund Group's audited financial statements for the fiscal year ended October 31, 2000 included in the Funds' Annual Reports are hereby incorporated into this Statement of Additional Information by reference. A copy of the Prospectus and each Fund's most recent Annual Report may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson & Company Inc., Marketing Department, Attention: The DLB Fund Group Coordinator, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning 1-888-722-2766.

                                TABLE OF CONTENTS




INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS.......................1

INVESTMENT RESTRICTIONS.......................................................1

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS................................4


MANAGEMENT OF THE TRUST.......................................................9

INVESTMENT ADVISORY AND OTHER SERVICES.......................................11

ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS.................................16

ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND
AND THE HIGH YIELD FUND......................................................24

ADDITIONAL INVESTMENT PRACTICES OF THE ENHANCED INDEX CORE EQUITY FUND, THE ENHANCED INDEX GROWTH FUND, THE ENHANCED INDEX VALUE FUND, THE SMALL CAPITALIZATION VALUE FUND, THE HIGH YIELD FUND AND THE TECHNOLOGY FUND --
FUTURES AND OPTIONS .........................................................32

ADDITIONAL INVESTMENT PRACTICES OF THE INTERNATIONAL FUND
AND THE EMERGING MARKETS FUND................................................37

PORTFOLIO TRANSACTIONS.......................................................38

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.............................42

INVESTMENT PERFORMANCE.......................................................48

DETERMINATION OF NET ASSET VALUE.............................................52

EXPERTS......................................................................53

REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS......................53

APPENDIX.....................................................................54

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

         The investment objective and principal investment strategies and risks of each of the DLB Fixed Income Fund (the "Fixed Income Fund"); the DLB Value Fund (the "Value Fund"); the DLB Core Growth Fund (the "Core Growth Fund"), which was known as the DLB Growth Fund until July 20, 2000; the DLB Enhanced Index Core Equity Fund (the "Enhanced Index Core Equity Fund"), which was known as the DLB Disciplined Growth Fund until December 18, 2000 and, prior to that, the DLB Quantitative Equity Fund until March 8, 1999; the DLB Enhanced Index Growth Fund (the "Enhanced Index Growth Fund"); the DLB Enhanced Index Value Fund (the "Enhanced Index Value Fund"); the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund"), which was known as the DLB Micro Capitalization Fund until July 20, 2000; the DLB Small Capitalization Value Fund (the "Small Capitalization Value Fund"); the DLB Stewart Ivory International Fund (the "International Fund"); the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund"); the DLB High Yield Fund (the "High Yield Fund"); and the DLB Technology Fund (the "Technology Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus. This Statement of Additional Information ("SAI") includes additional information on those investment strategies and risks and on other strategies in which the Funds may engage and the risks associated with such strategies.

                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money in excess of 10% (33% in the case of the Core Growth Fund, Small Company Opportunities Fund, Small Capitalization Value Fund, International Fund, Emerging Markets Fund, High Yield Fund, Enhanced Index Growth Fund, Enhanced Index Value Fund and Technology
         Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                  (4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

                  (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

                  (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                  (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund, the High Yield Fund and the Technology Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

                  (8) With respect to the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the Enhanced Index Value Fund either (i) invest more than 5% of the Fund's total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

         Restrictions (1) through (8) above are deemed to be "fundamental" investment policies.

         In addition, it is contrary to the present policy of each Fund to:

                  (a) Invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

         It is also contrary to the present policy of the Fixed Income Fund and the Value Fund to:

                  (b) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (c) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

                  (d) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

                  (e) Acquire more than 10% of the voting securities of any issuer.

                  (f) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

                  (g) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (h) Make investments for the purpose of gaining control of a company's management.

         Unlike Restrictions (1) through (8) above, Restrictions (a) through (h) above are deemed to be "non-fundamental" investment policies of the applicable Funds and therefore may be changed by the Trust's Trustees without shareholder approval.


         Except as otherwise indicated in Restriction (1) or Restriction (a) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For purposes of Restriction (6) above, the Technology Fund will primarily rely on industry group and/or sub-group classifications published by Bloomberg L.P.


         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         The tax status of each Fund and the distributions that it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carry-over. Net capital gain is the excess of net long-term capital gain over net short-term capital loss.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies; (b) distribute at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses each year; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions.

         If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for taxation as a regulated investment company.

         In general, non-tax-exempt shareholders of a Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions derived from interest, dividends and certain other income including short-term capital gain, if any, are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations). Distributions of long-term capital gains are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distribution in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from the prior year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income and gains not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the requisite distributions to its shareholders.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. If the Fund book income exceeds taxable income, a portion of the Fund's income distributions, if any, may constitute a return of capital, to the extent of the recipient's basis in the shares, for tax purposes or, if the Fund's taxable income exceeds book income, the Fund could be required to make distributions to avoid excise tax liability and to qualify as a regulated investment company.

         Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax could not be eliminated by making distributions to Fund shareholders. To avoid this treatment, a Fund may elect to mark to market annually all of its stock in a passive foreign investment company. Alternatively, if a Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not currently expect to be in the position to make such elections.

         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The dividends-received deduction is not available to Subchapter S corporations.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, if the shares have been held for more than 12 months, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss.

Otherwise, the gain or loss on the taxable disposition will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss realized upon a taxable disposition will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund or another Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholders for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18 percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of the investment on their particular tax situation.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability. Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. Certain of the Funds that invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.

         If, at the end of the fiscal year, more than 50% of the total assets of any Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement). Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 183 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders that are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 2000. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the application of these new regulations.

                             MANAGEMENT OF THE TRUST

         Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by David L. Babson & Company Inc. (the "Manager"). The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

TRUSTEES
--------

         CHARLES E. HUGEL, age 72, serves as a Director of Eldorado Bancshares, Inc., a commercial bank holding company. He is also past Chairman of the Board of Trustees of Lafayette College. Mr. Hugel is the former Chairman of Asea Brown Boveri Inc., which principally engages in the manufacture of electrical equipment and the generation, transmission, distribution and transportation of power systems, the former Chairman, President and Chief Executive Officer of Combustion Engineering, Inc. and a former Executive Vice President of American Telephone and Telegraph Company. Mr. Hugel is also a former director of Eaton Corp. (industrial and electronic products) and Pitney Bowes Inc. (office products and services).

         *KEVIN M. MCCLINTOCK, age 39, is a Managing Director and Director of the Manager. He is the former Director of Equities and Fixed Income of The Dreyfus Corporation, which is an investment manager, and a Managing Director of Aeltus, formerly an investment manager subsidiary of Aetna, which is a provider of insurance and financial services.

         RICHARD A. NENNEMAN, age 71, is the former Editor-in-Chief of The Christian Science Monitor and a former Senior Vice President of Girard Bank. He currently serves as a member of the boards of various civic associations.

         RICHARD J. PHELPS, age 72, is the Chairman and Chief Executive Officer of Phelps Industries, Inc., a manufacturer of pet and consumer products. He is also the director of Superior Pet Products, U.K., a manufacturer of rawhide dog treats; a director of Brisbane Bandits Baseball Company, which operates an Australian baseball team; a director of Bio-Comp Corp., a manufacturer of fertilizer; and a director of Babson-Stewart Ivory International, an open-end investment company sub-advised by Babson-Stewart Ivory International.

* Trustee who is or may be deemed to be an "interested person" (as such term is defined in the 1940 Act) of the Trust or the Manager.

OFFICERS
--------

         FRANK L. TARANTINO, age 56, President, is a Managing Director, Chief Financial Officer and Director of the Manager. Mr. Tarantino is also the Director, President, Treasurer and Clerk of Babson Securities Corp., the principal underwriter of the Trust. Before joining the Manager, Mr. Tarantino was President of Liberty Securities Corporation from 1994 to 1997.

         DEANNE B. DUPONT, age 46, Treasurer, is a Managing Director and Treasurer of the Manager.

         MARY ELLEN WESNESKI, age 50, Vice President, is a Managing Director of the Manager. Prior to her joining the Manager in 1999, Ms. Wesneski worked at Deloitte & Touche LLP as a Senior Manager. From 1994 to 1996, Ms. Wesneski was a Vice President with BayBank Investment Management, Inc.

         JOHN E. DEITELBAUM, age 32, Clerk, is Counsel of the Manager and Second Vice President and Associate General Counsel of MassMutual (since 2000). Mr. Deitelbaum is also Assistant Clerk of Babson Securities Corp., the principal underwriter of the Trust. Previously Mr. Deitelbaum was Vice President and General Counsel of the Manager (1998-1999), Counsel of MassMutual (1996-1998) and an associate at the law firm of Day Berry & Howard (1993-1996).

         DEVIN EARL, age 27, Assistant Treasurer, is an Associate Director and Senior Accountant of the Manager. Before joining the Manager in 1999, Mr. Earl worked at the Global Asset Management division of BankBoston as a fund analyst.

         The mailing address of each of the officers and Trustees is c/o David
L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts 02142.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they may have held different positions with such employers.

TRUSTEE COMPENSATION
--------------------

         The Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2000, are shown below:

                              Aggregate               Total Compensation
                              Compensation            from  Registrant and Fund
Name of Trustee               from Registrant*        Complex Paid to Trustees
---------------               ----------------        ------------------------

Charles E. Hugel                $   20,750                  $   20,750
Richard A. Nenneman                 20,750                      20,750
Richard J. Phelps                   20,750                      20,750
Kevin M. McClintock                      0                           0
----------------------

* Includes an annual retainer and an attendance fee for each meeting attended. Commencing January 1, 2001, the annual retainer payable by the Trust to each of the independent Trustees was increased to $16,000 and the per meeting fee was set at $1,000.

CODE OF ETHICS
--------------

         The Trust, the Manager, Babson-Stewart Ivory International, the subadvisor of certain of the Funds ("BSII"), and Babson Securities Corporation, the principal underwriter of the Funds ("BSC"), have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS
--------------------

         The Manager, David L. Babson & Company Inc., has its principal locations at One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111. The Manager is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly owned subsidiary of MassMutual Holding Company, a holding company and a wholly owned subsidiary of MassMutual, a mutual life insurance company. MassMutual also currently owns more than 25% of the outstanding shares of each Fund (other than the International Fund) and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.

         Under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, and subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into separate Subadvisory Agreements with Babson-Stewart Ivory International ("BSII") with respect to the management of the investment portfolios of the International Fund and the Emerging Markets Fund. (BSII is referred to herein as the "Subadvisor.") The Manager pays the Subadvisor a monthly fee at the annual rate of (a) .375% of the International Fund's average daily net assets, and (b) .875% of the Emerging Markets Fund's average daily net assets. These payments will not affect the amounts payable by the International Fund or the Emerging Markets Fund to the Manager or such Fund's expense ratio. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost to the Manager, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to bear certain expenses through December 20, 2001 for the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Capitalization Value Fund and December 31, 2001 for the other Funds to the extent each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The chart set forth below shows for each Fund (other than the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Capitalization Value Fund, which were newly organized in the fiscal year ending October 31, 2000): (1) the total management fees earned by the Manager, (2) the total management fees actually paid by the Funds to the Manager and (3) the management fees and other expenses waived by the Manager during the periods indicated:


                                                        MANAGEMENT                    OTHER           TOTAL
                             FISCAL                        FEE                       EXPENSES        EXPENSES
                              YEAR        TOTAL            PAID         WAIVED        WAIVED          WAIVED
                              ----       -------         -------       -------       -------         -------

1.  FIXED INCOME FUND
                              1998       131,644          80,513        51,131        32,137          83,268
                              1999+      121,361         121,361          0           72,271          72,271
                              2000       118,966         118,966          0          106,195         106,195


2.  VALUE FUND
                              1998       367,883         264,569       103,314          72           103,386
                              1999+      352,180         352,180          0             0               0
                              2000       354,355         354,355          0             0               0

3.  CORE GROWTH FUND(1)
                              1998       147,804         106,037        41,767         201            41,968
                              1999+      526,541         526,541          0             0               0
                              2000       823,338         823,338          0             0               0

4.  ENHANCED INDEX CORE
    EQUITY FUND
                              1998       223,157         177,404        45,753        26,270          72,023
                              1999+      249,026         249,026          0           63,733          63,733
                              2000       365,004         365,004          0           75,082          75,082

5.  SMALL COMPANY
    OPPORTUNITIES FUND(2)
                              1998        82,227          73,575         8,652        30,905          39,557
                              1999+      216,505         216,505          0           46,425          46,425
                              2000       536,112         536,112          0           22,229          22,229

6.  INTERNATIONAL FUND(3)
                              2000       484,194         484,194          0           73,038          73,038

7.  EMERGING MARKETS FUND(4)
                              2000       374,811         374,811          0           65,685          65,685

8.  HIGH YIELD FUND(5)
                              2000        19,387          19,387          0           53,241          53,241

9.  TECHNOLOGY FUND(6)
                              2000        36,603          36,603          0           53,114          53,114

(1) The Core Growth Fund commenced operations on January 20, 1998.

(2) The Small Company Opportunities Fund commenced operations on July 20, 1998.

(3) The International Fund commenced operations on November 2, 1999.

(4) The Emerging Markets Fund commenced operations on November 1, 1999.

(5) The High Yield Fund commenced operations on September 5, 2000.

(6) The Technology Fund commenced operations on September 5, 2000.

(+) The DLB Fund Group changed its fiscal year end in 1999 from December 31 to October 31. Accordingly, figures shown for 1999 are for a ten (10) month period only.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Each Management Contract also provides that in the event the Manager ceases to be the manager of any Fund, the right of the Fund or the Trust to use the identifying name "DLB" may be withdrawn. Each Management Contract for the International Fund and the Emerging Markets Fund also provides that in the event the Subadvisor ceases to be the subadvisor of the Fund, the right of the Fund or the Trust to use the identifying name "Stewart Ivory" may be withdrawn.

         Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Subadvisory Agreements contain provisions similar to those contained in the Management Contracts.

PRINCIPAL UNDERWRITER
---------------------

         Babson Securities Corp. ("BSC"), a wholly owned subsidiary of the Manager, serves as the principal underwriter of the Funds. As described in the Prospectus, BSC solicits applications for the purchase of shares of the Funds and may assist investors in transmitting applications to the Funds or their agent as part of the Funds' continuous offering of their shares. BSC has not received any compensation from the Funds or the Trust for serving as principal underwriter of the Funds. BSC's principal business address is One Memorial Drive, Cambridge, Massachusetts 02142.

CUSTODIAL ARRANGEMENTS
----------------------

         Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

TRANSFER AGENT/ADMINISTRATOR
----------------------------

         In addition to serving as the Trust's custodian, IBT serves as the Trust's transfer agent and dividend disbursing agent on behalf of the Funds. IBT, under the terms of an administration agreement with the Trust, also provides certain services to the Trust, including among others, assisting the Trust in the following respects: (a) monitoring portfolio compliance, (b) performing quarterly testing to establish each Fund's qualification as a regulated investment company for tax purposes, and (c) maintaining effective Blue Sky notification filings for states in which the Trust intends to solicit sales of Fund shares. In December 2000, the Board of Trustees approved an amendment to the Trust's administration agreement, pursuant to which IBT will provide the following additional administrative services to the Funds: (a) treasury administrative services (e.g., preparing and monitoring the expense budgets for the Funds, receiving and coordinating payment of approved Fund expenses, calculating each Fund's total return); (b) financial reporting services (e.g., coordinating the annual audit and semiannual preparation and printing of financial statements, preparing and filing the Trust's Form N-SAR);
(c) assistance with preparing and making various SEC filings; and (d) tax related services (e.g., preparing income tax provisions, calculating excise tax distributions, preparing tax returns and preparing year-end tax related disclosures). In exchange for the additional services, the fee to IBT was increased. The increased administrative fee is reflected in the expense information shown for each Fund in the Prospectus.

         The fees paid by the Funds (other than the Enhanced Index Growth Fund, Enhanced Index Value Fund and Small Capitalization Value Fund, which were newly organized in the fiscal year ending October 31, 2001) to IBT during the past two fiscal years pursuant to the Trust's administration agreement with IBT are set forth in the following chart:

=====================================      ===============      ===============
         NAME OF FUND                           1999*                2000*
         ------------                           -----                -----
-------------------------------------      ---------------      ---------------
1.  Fixed Income Fund                      $3,822               $10,098
-------------------------------------      ---------------      ---------------
2.  High Yield Fund                        $0                   $1,511
-------------------------------------      ---------------      ---------------
3.  Value Fund                             $7,924               $17,704
-------------------------------------      ---------------      ---------------
4.  Core Growth Fund                       $13,777              $44,855
-------------------------------------      ---------------      ---------------
5.  Enhanced Index Core Equity Fund        $4,316               $14,227
-------------------------------------      ---------------      ---------------
6.  Technology Fund                        $0                   $1,391
-------------------------------------      ---------------      ---------------
7.  Small Company Opportunities Fund       $3,246               $17,537
-------------------------------------      ---------------      ---------------
8.  International Fund                     $0                   $18,176
-------------------------------------      ---------------      ---------------
9.  Emerging Markets Fund                  $0                   $8,519
-------------------------------------------------------------------------------
* IBT began providing administrative services to (i) the Fixed Income Fund, Value Fund, Core Growth Fund, Enhanced Index Core Equity Fund, and Small Company Opportunities Fund in June 1999, (ii) the International Fund and Emerging Markets Fund in November 1999, and (iii) the High Yield Fund and Technology Fund in September 2000.
-------------------------------------------------------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

         Deloitte & Touche LLP is the Trust's independent public accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various filings with the Securities and Exchange Commission (the "SEC").

                  ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS

         As noted in the Prospectus, each Fund may, in pursuing its investment objective, engage in investment techniques and practices in addition to the Fund's principal investment strategies. The following discussion provides more detailed information about certain of these additional, non-principal investment techniques and practices.

         MONEY MARKET INSTRUMENTS. Each Fund may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations, including those of foreign branches of domestic banks, foreign banks and domestic branches and subsidiaries of foreign banks. These include certificates of deposit, time deposits and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and if so they are deemed "illiquid" investments. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

         PREFERRED STOCKS. Each Fund may buy preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities. See the "Descriptions of Principal Investment Risks" section of the Prospectus for additional information relating to the risks of investing in preferred stocks.

         CONVERTIBLE SECURITIES. Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." See the "Descriptions of Principal Investment Risks" section of the Prospectus for additional information relating to the risks of investing in convertible securities.

         WHEN-ISSUED SECURITIES. Each Fund may purchase or sell securities on a "when-issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. A Fund may use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

         RESTRICTED/ILLIQUID SECURITIES. Each Fund may hold up to, but not more than, 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws; provided, that in circumstances where fluctuations in value result in the Fund's investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund's net assets. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Company Opportunities Fund and the Technology Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of any Fund (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Company Opportunities Fund and the Technology Fund) will not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the Manager currently anticipates for these Funds. The Manager will make changes to the Enhanced Index Core Equity Fund's portfolio, the Enhanced Index Growth Fund's portfolio, the Enhanced Index Value Fund's portfolio, the Small Company Opportunities Fund's portfolio and the Technology Fund's portfolio whenever the Manager believes such changes are desirable and, consequently, anticipates that each such Fund's portfolio turnover may be high. Portfolio turnover may involve brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the "Financial Highlights" section of the Prospectus. See the "Taxes" section of the Prospectus and "Portfolio Transactions" in this SAI for additional information.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements, a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see the discussions of foreign issuer risk and foreign currency risk below and in the "Descriptions of Principal Investment Risks" section of the Prospectus.

         LENDING OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, a Fund may make loans of portfolio securities only to parties that the Manager or Subadvisor believes have relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees.

         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose values depend upon, or are derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments.

         WARRANTS AND RIGHTS. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

         Each Fund may invest in warrants or rights. However, the Fixed Income Fund and the Value Fund must each limit its investment in warrants or rights (excluding warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) so that the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so that no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

         REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

         A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

         FOREIGN SECURITIES. Each Fund is permitted to invest in foreign securities, including securities in emerging markets. If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

         Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States, companies that have their primary business carried on outside the United States and companies that have their principal securities trading market outside the United States. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts ("ADRs") or (ii) sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available.

         ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted and are subject to many of the risks associated with owning the underlying foreign security. The Funds will treat the underlying securities of an ADR as the investment for purposes of its investment policies and restrictions.

         GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may be denominated in a currency different from the currency in which the underlying securities are denominated. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

         Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the

United States; thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

         A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through active professional management.

         In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

         INVESTMENT COMPANIES. Each Fund may invest in investment companies. Investment companies include the category of investments commonly known as mutual funds. An open-end investment company is a fund that redeems its shares on a daily basis, while a closed-end investment company is a fund that does not redeem its shares on a daily basis. An investment in a closed-end investment company may be less liquid than an investment that can be sold any time a Fund holding such an investment decides to sell. Since the value of an investment company is based on the value of the individual securities it holds, an investment company's value will fall if the value of its underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.


                       ADDITIONAL INVESTMENT PRACTICES OF
                  THE FIXED INCOME FUND AND THE HIGH YIELD FUND

         In addition to the investment practices described in the Prospectus, the Fixed Income Fund and the High Yield Fund may also engage in the following investment practices.

         ADJUSTABLE RATE SECURITIES. The Funds may invest in adjustable rate securities, which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         INTEREST RATE SWAPS AND RELATED INSTRUMENTS. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. The Funds usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

         MUNICIPAL BONDS. The Fixed Income Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds"). Municipal bonds are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

         The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         The Fund can also buy municipal bonds that are "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         The Fund may also buy industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The municipal bonds that may be purchased by the Fund may have fixed, variable or floating rates of interest. In addition, some bonds may be "callable," allowing the issuer to redeem them before their maturity date. When interest rates decline, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in fixed income securities that pay a lower rate of return.

         LOWER RATED FIXED INCOME SECURITIES. The Fixed Income Fund may invest in lower rated fixed income securities and, under normal market conditions, the High Yield Fund invests primarily in lower rated fixed income securities (commonly known as "junk bonds"). The lower ratings assigned such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of such securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by a Fund, the Fund at times may be unable to establish the fair value of such securities. Furthermore, since the High Yield Fund typically invests primarily in lower rated fixed income securities, the Fund's achievement of its investment objective may be more dependent upon the Manager's investment analysis than if the Fund invested primarily in higher rated securities.

         Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. A description of the securities ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's is included in the Prospectus.

         Like those of other fixed income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by securities rating agencies in their ratings of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the values of these investments. Changes in the values of portfolio securities generally will not affect income derived from these securities but will affect the Fund's net asset value. The Fund will not necessarily sell a security when its rating falls below its rating at the time of purchase. The Manager will monitor the investment, however, to determine whether its retention will assist in meeting the Fund's investment objective.

         Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         At times, a substantial portion of a Fund's assets may be invested in securities of which the Fund, by itself or together with other funds and accounts managed by the Manager, holds all or a major portion. Although the Manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it difficult to sell these securities when the Manager believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default by the issuer of such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In addition, the Fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

         Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Fixed Income Fund and the High Yield Fund may invest in zero coupon fixed income securities and payment-in-kind fixed income securities. Zero coupon fixed income securities are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind fixed income securities allow the issuer, at its option, to make current interest payments on the fixed income securities either in cash or in additional fixed income securities. Because zero coupon and payment-in-kind fixed income securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than fixed income securities that pay interest currently. Both zero coupon and payment-in-kind fixed income securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than fixed income securities paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such securities do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

         COMMON STOCKS AND OTHER EQUITY SECURITIES. The High Yield Fund may invest in common stocks and their equivalents. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

         ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile, credit card or other types of receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

         STRIPS AND RESIDUALS. The Funds may invest in stripped mortgage-backed securities that are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Funds may invest in both the interest-only or "IO" class and the principal-only or "PO" class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Funds may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities. Such investments would be subject to risks similar to those described above.

         Collateralized mortgage obligations ("CMOs") also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer ("Residuals"). Due to uncertainty as to whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value. Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

         INDEXED SECURITIES. The Funds may purchase securities, the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

         Indexed securities in which the Funds may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Funds' policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

         Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

         Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Funds will establish segregated accounts with their custodian in which they will maintain assets equal in value to their obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
               ENHANCED INDEX CORE EQUITY FUND, THE ENHANCED INDEX
              GROWTH FUND, THE ENHANCED INDEX VALUE FUND, THE SMALL
             CAPITALIZATION VALUE FUND, THE HIGH YIELD FUND AND THE
                      TECHNOLOGY FUND --FUTURES AND OPTIONS

          In addition to the other investment practices described in the SAI and the Prospectus, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund, the High Yield Fund and the Technology Fund may also engage in transactions involving futures and options. The following sections provide more detailed information about these practices.

         SUMMARY - FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Funds may buy and sell financial futures contracts on securities indices and fixed income securities. A futures contract is a contract to buy or sell units of a particular securities index, or a certain amount of a fixed income security, at an agreed price on a specified future date. Depending on the change in value of the index or security between the time when a Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts for hedging purposes and to adjust that Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

         The use of futures and options involves certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying securities index or securities that are the subject of the hedge. The successful use of futures and options further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from a Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions.

         SUMMARY - OPTIONS. The Funds may purchase and sell call and put options on securities it owns or in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act. To the extent the Funds do not engage in commodity futures or commodity options for "bona fide" hedging purposes, the Rule requires the Funds to limit the initial margin and premiums paid to establish such positions to 5% of net assets. The amount by which a commodity option is "in the money" is excluded for these purposes.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option that it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                INTERNATIONAL FUND AND THE EMERGING MARKETS FUND

         POOLED INVESTMENT VEHICLES. In order to gain exposure to certain foreign countries that prohibit or impose restrictions on direct investment, the International Fund and the Emerging Markets Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. A Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         FOREIGN CURRENCY TRANSACTIONS. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         Each Fund's general approach is to leave currency exposure unhedged. The investment policies of each Fund, however, permit the Fund to purchase foreign securities or enter into forward foreign currency exchange contracts in order to expedite settlement of portfolio transactions. In exceptional circumstances, a Fund may (but is not required to) use forward foreign currency exchange contracts or other currency transactions, such as exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps, to protect a position if fundamental technical analysis suggests that it is necessary.

         A Fund will ordinarily conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's portfolio securities or prevent loss if the prices of such securities should decline.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments can negatively affect purchases and sales of currency and related instruments. These can result in losses to a

Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS
--------------------

         Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Subadvisor and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Based on these factors, a particular security may be bought or sold for certain clients but not others. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also often happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Subadvisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES
-------------------------------

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund and the High Yield Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fixed Income Fund and the High Yield Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Subadvisor may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Subadvisor place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Subadvisor's investment professionals. Where the services referred to above are not used exclusively by the Manager or the Subadvisor for brokerage or research purposes, the Manager or Subadvisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Manager, the Subadvisor or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Subadvisor or their affiliates may receive these services even though the Manager or the Subadvisor might otherwise be required to purchase some of these services for cash.

         The Manager and Subadvisor each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Subadvisor use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager and the Subadvisor, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, each Subadvisory Agreement, the Manager and the Subadvisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Subadvisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or the Subadvisor's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Subadvisor will use their best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

         The following tables show brokerage commissions on portfolio transactions paid by each Fund (other than the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Capitalization Value Fund, which were newly organized in the fiscal year ending October 31, 2001) during the fiscal periods indicated.

1.       FIXED INCOME FUND
         -----------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         December 31, 1998                                 $0
         October 31, 1999 (from January 1, 1999)           $0
         October 31, 2000                                  $0

2.       VALUE FUND
         ----------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         December 31, 1998                                 $63,166
         October 31, 1999 (from January 1, 1999)           $48,785
         October 31, 2000                                  $140,773

3.       CORE GROWTH FUND
         ----------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         December 31, 1998 (from January 20, 1998)         $35,612
         October 31, 1999 (from January 1, 1999)           $230,248
         October 31, 2000                                  $186,306

4.       ENHANCED INDEX CORE EQUITY FUND
         -------------------------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         December 31, 1998                                 $41,973
         October 31, 1999 (from January 1, 1999)           $53,927
         October 31, 2000                                  $84,878

   5.    SMALL COMPANY OPPORTUNITIES FUND
         --------------------------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         December 31, 1998 (from July 20, 1998)            $36,532
         October 31, 1999 (from January 1, 1999)           $53,007
         October 31, 2000                                  $150,439

6.       INTERNATIONAL FUND
         ------------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         October 31, 2000                                  $141,600

7.       EMERGING MARKETS FUND
         ---------------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         October 31, 2000                                  $194,500

8.       HIGH YIELD FUND
         ---------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         October 31, 2000 (from September 5, 2000)         $25

9.       TECHNOLOGY FUND
         ---------------

         Fiscal Year ended                                 Brokerage Commissions
         -----------------                                 ---------------------
         October 31, 2000 (from September 5, 2000)         $10,588


         The increase in brokerage commissions paid by the Value Fund and the Enhanced Index Core Equity Fund from the prior periods shown resulted from higher turnover rates experienced by those Funds during the fiscal year ended October 31, 2000. The increase in portfolio turnover rate (i) for the Value Fund was primarily due to shareholder redemptions, and (ii) for the Enhanced Index Core Equity Fund was primarily due to market volatility. The increase in bokerage commissions paid by the Small Company Opportunities Fund was primarily due to a significant increase in the Fund's assets as well as increased portfolio turnover.

         The following table shows, for those Funds that had trades directed to a soft dollar broker during the fiscal year ended October 31, 2000, the dollar value of transactions placed by each such Fund with brokers and dealers during the fiscal year ended October

31, 2000 to recognize "brokerage and research" services, the percentage of the Fund's total transactions represented by such transactions and commissions paid for such transactions.

-------------------------------- ------------------ ---------------- -----------
                                 DOLLAR VALUE OF    PERCENT OF TOTAL AMOUNT OF
                                 THOSE TRANSACTIONS TRANSACTIONS     COMMISSIONS
-------------------------------- ------------------ ---------------- -----------
VALUE FUND                       $47,135,994        71.36%           $100,939
-------------------------------- ------------------ ---------------- -----------
CORE GROWTH FUND                 $103,672,338       26.08%           $115,695
-------------------------------- ------------------ ---------------- -----------
ENHANCED INDEX CORE EQUITY FUND  $1,288,646         1.08%            $990
-------------------------------- ------------------ ---------------- -----------
SMALL COMPANY OPPORTUNITIES FUND $9,967,046         5.36%            $38,592
-------------------------------- ------------------ ---------------- -----------
TECHNOLOGY FUND                  $7,757,154         16.83%           $7,230
-------------------------------- ------------------ ---------------- -----------


The chart below shows for each Fund that held as of October 31, 2000 securities of the Trust's regular brokers or dealers (as defined in the 1940 Act) or their parents, the identity of such brokers or dealers and the value of the Fund's aggregate holdings of the securities of each issuer as of such date.

---------------------- ------------------- ------------------ ------------------
NAME OF FUND           HOLDING             VALUE OF           NAME OF REGULAR
                                           HOLDING            BROKER-DEALER
---------------------- ------------------- ------------------ ------------------
1.  VALUE FUND         The Chase Manhattan $1,296,750         J.P. Morgan
                       Corporation                            Securities
                       Common Stock
---------------------- ------------------- ------------------ ------------------
                       Citigroup Inc.      $1,501,812         Solomon Smith
                       Common Stock                           Barney
---------------------- ------------------- ------------------ ------------------
2.  CORE GROWTH FUND   Citigroup Inc.      $3,890,724         Solomon Smith
                       Common Stock                           Barney
---------------------- ------------------- ------------------ ------------------
3.  INTERNATIONAL FUND AXA Company         $1,005,388         Donaldson, Lufkin
                       Common Stock                           & Jenrette
---------------------- ------------------- ------------------ ------------------

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and

Declaration of Trust dated August 1, 1994, as amended (the "Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a non-diversified series of the Trust, except for the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the Enhanced Index Value Fund which are diversified. The fiscal year for each Fund ends on October 31. Prior to July 22, 1999, the fiscal year for each Fund ended on December 31.

         Each share of each Fund represents an equal proportionate interest in such Fund. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

VOTING RIGHTS
-------------

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except that when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund. When the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing

Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         At February 1, 2001, except as noted below, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, no person owned of record or, to the knowledge of the Trust, beneficially 5% or more of the shares of any Fund. Because MassMutual Trust Company FSB, a trust company chartered by the Office of Thrift Supervision and a wholly owned subsidiary of MassMutual, owns more than 25% of the Fixed Income Fund, it may be deemed to control that Fund. Likewise, the Virgina Power Collectively Bargained VEBA may be deemed a control person of the International Fund as a result of its beneficial ownership of 33.20% of that Fund.


1.       FIXED INCOME FUND
         -----------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         Mass Mutual                                            43.07%
         1295 State Street
         Springfield, MA  01111

         The MassMutual Trust Company FSB                       38.46%
         CityPlace I
         185 Asylum Street
         Hartford, CT 06103

2.       VALUE FUND
         ----------


         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         Mass Mutual                                            78.90%
         1295 State Street
         Springfield, MA  01111


         National City PA, Trustee                              12.48%
         Allegheny County Police Pension
         P. O. Box 94984
         Cleveland, OH  44101

3.       CORE GROWTH FUND
         ----------------


         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         Mass Mutual                                            85.39%
         1295 State Street
         Springfield, MA  01111


4.       ENHANCED INDEX CORE EQUITY FUND
         -------------------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual                                             98.47%
         1295 State Street
         Springfield, MA  01111

5.       ENHANCED INDEX GROWTH FUND
         --------------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual                                             100%
         1295 State Street
         Springfield, MA  01111

6.       ENHANCED INDEX VALUE FUND
         -------------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual                                             100%
         1295 State Street
         Springfield, MA  01111

7.       SMALL COMPANY OPPORTUNITIES FUND
         --------------------------------


         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual                                             60.93%
         1295 State Street
         Springfield, MA  01111

         MMHC                                                   11.29%*
         1295 State Street
         Springfield, MA  01111

         *MMHC is a subsidiary of MassMutual, which is the ultimate beneficiary of the shares

8.       SMALL CAPITALIZATION VALUE FUND
         -------------------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual                                             63.26%
         1295 State Street
         Springfield, MA  01111

         Newton Retirement System                               24.46%
         1000 Commonwealth Avenue
         Newton Centre, MA 02459

         M&I Trust                                              7.68%
         Diocese Master TR
         PO Box 2977
         Milwaukee, WI 53202

9.       INTERNATIONAL FUND
         ------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         Mac & Co.                                              33.20%*
         Mutual Funds Operations
         PO Box 3198
         Pittsburgh, PA 15230

         Mac & Co.                                              15.90%**
         Mutual Funds Operations
         PO Box 3198
         Pittsburgh, PA 15230

         Butler University                                      14.87%
         4800 Sunset Avenue
         Indianapolis, IN 46208

         Plymouth County Retirement Plan                        14.14%
         South Russell Street
         Plymouth, MA 02380

         Pittsfield Retirement System                           7.19%
         City Hall
         70 Allen Street
         Pittsfield, MA 01201

         Greenfield Contributory                                5.26%
         Retirement System
         Town Hall
         14 Court Square
         Greenfield, MA 01301

* Shares beneficially owned by Virginia Power Collectively Bargained VEBA. ** Shares beneficially owned by Dominion Resources Salaried Employee Life
   Insurance VEBA.



10.      EMERGING MARKETS FUND
         ---------------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         Mass Mutual                                            98.42%
         1295 State Street
         Springfield, MA  01111

11.      HIGH YIELD FUND
         ---------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual Holding Company                             100%*
         1295 State Street
         Springfield, MA  01111


         *MassMutual Holding Company is a subsidiary of MassMutual, which is the ultimate beneficiary of the shares


12.      TECHNOLOGY FUND
         ---------------

         Shareholder Name and Address                           Percentage Owned
         ----------------------------                           ----------------
         MassMutual Life                                        100%
         Insurance Company
         1295 State Street
         Springfield, MA  01111



INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES
-----------------------------

         The yield of the Fixed Income Fund and the High Yield Fund may be provided in reports, sales literature and advertisements. Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yields for the Fixed Income Fund and the High Yield Fund for the 30-day period ended October 31, 2000 were 6.39% and 7.34%, respectively.

         Each Fund may also advertise its total return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.

         The following table summarizes the calculation of Total Return for the Funds, where applicable, (i) for the one-year period ended October 31, 2000,
(ii) for the five-year period ended October 31, 2000 and (iii) since commencement of operations+.
---------------------- -----------------  -----------------  -------------------
                                          Average Annual     Average Annual
                       Total Return for   Total Return for   Total Return from
                       the One-Year       the Five-Year      Commencement of
                       Period ended       Period ended       Operations+ through
Fund                   October 31, 2000*  October 31, 2000*  October 31, 2000 *
----                   -----------------  -----------------  -------------------
---------------------- -----------------  -----------------  -------------------
Fixed Income Fund      6.14%              5.67%              6.01%
---------------------- -----------------  -----------------  -------------------
Value Fund             1.93%              12.90%             12.48%
---------------------- -----------------  -----------------  -------------------
Core Growth Fund       18.57%             N/A                17.29%
---------------------- -----------------  -----------------  -------------------
Enhanced Index Core    12.84%             N/A                23.05%
Equity Fund
---------------------- -----------------  -----------------  -------------------
Emerging Markets Fund  -0.30%             N/A                -0.30%
---------------------- -----------------  -----------------  -------------------
Small Company          45.92%             N/A                11.64%
Opportunities Fund
---------------------- -----------------  -----------------  -------------------

---------------------- -----------------  -----------------  -------------------
International Fund**   5.80%              10.09%             8.87%
---------------------- -----------------  -----------------  -------------------
High Yield Fund        N/A                N/A                N/A
---------------------- -----------------  -----------------  -------------------
Technology Fund        N/A                N/A                N/A
---------------------- -----------------  -----------------  -------------------


+ The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Core Growth Fund, January 20, 1998; Enhanced Index Core Equity Fund, August 26, 1996; Emerging Markets Fund, November 1, 1999; Small Company Opportunities Fund, July 20, 1998; International Fund, November 2, 1999; High Yield Fund, September 5, 2000; Technology Fund, September 5, 2000.

* Performance for the Funds would have been lower if an expense limitation had not been in effect.

**The International Fund commenced operations on November 2, 1999. The performance shown is the performance of the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), adjusted to give effect to the higher fees and expenses of the Fund (without giving effect to the Fund's expense limitation agreement with the Manager). The Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance may have been lower.

         All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

         The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Core Growth Fund, January 20, 1998; Enhanced Index Core Equity Fund, August 26, 1996; Small Company Opportunities Fund, July 20, 1998; International Fund, November 2, 1999; Emerging Markets Fund, November 2, 1999; High Yield Fund, September 5, 2000; Technology Fund, September 5, 2000; Enhanced Index Growth Fund, December 19, 2000; Enhanced Index Value Fund, December 19, 2000; and Small Capitalization Value Fund, December 19, 2000.

PERFORMANCE COMPARISONS
-----------------------

         From time to time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

         Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 1000 Index, the Russell 2500 Index, the Russell 2000 Index, the Russell 2000 Value Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ 100 Index, the Lehman Brothers 5-7 Year Treasury Index, the Lehman Brothers Government Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Treasury Index, the 91-Day Treasury Bill Average, the Morgan Stanley Capital International Index for Europe, Australasia and the Far East, the Morgan Stanley Emerging Markets Free Index, the S&P/ Barra Large Cap Value Index, the Salomon Brothers Extended Market Index, ex-US, the First Boston High Yield Index, the Lehman High Yield Bond Index, the Merrill Lynch High Yield Master Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

         Each Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (for example, the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average, the Lipper Large Cap Core Fund Average, the Lipper Large Cap Growth Fund Average, the Lipper Large Cap Value Fund Average, the Lipper Small Cap Core Fund Average, and the Lipper Small Cap Value Fund Average) or Morningstar, Inc. (for example, the Morningstar Large Cap Value Fund, Large Cap Growth and Large Cap Blend Categories and the Small Cap Blend and Small Cap Value Categories), which are independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS
-----------------------

         From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications, including but not limited to, the Wall Street Journal, Forbes, Fortune, and Money magazine. In particular, some or all of these publications may publish their own rankings or performance of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisor who have portfolio management responsibility may also be used in the Funds' promotional literature.

         The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.


                        DETERMINATION OF NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern Time, on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, on which the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                     EXPERTS

         The financial statements of the Funds for the fiscal year ended October 31, 2000 incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended October 31, 2000 included in the Trust's Annual Report filed with the SEC on January 8, 2001 pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder is hereby incorporated into this Statement of Additional Information by reference.

                                    APPENDIX

                          DESCRIPTION OF STOCK RATINGS



STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+       Highest
A        High
A-       Above Average
B+       Average
B        Below Average
B-       Lower
C        Lowest
D        In Reorganization


VALUE LINE RATINGS OF FINANCIAL STRENGTH

         A relative measure of the financial strength of the companies reviewed by Value Line. The relative ratings range from A++ (strongest) down to C (weakest), in nine steps.

INVESTMENT MANAGER
David L. Babson & Company Inc.
One Memorial Drive
Cambridge, MA 02142




INVESTMENT SUBADVISOR
Babson-Stewart Ivory International
One Memorial Drive
Cambridge, MA 02142




LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110




INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA  02116




CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116




TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116